OPPENHEIMER VARIABLE ACCOUNT FUNDS
Supplement dated December 4, 1995 to the
Prospectus dated May 1, 1995

The prospectus is amended as follows:

1. The supplement dated July 1, 1995 to the Prospectus dated May 1, 1995 is hereby replaced.

2. The third sentence under the paragraph captioned "Overview of the Funds - Who Manages the Funds?" is revised to state that the Portfolio Managers for Growth & Income Fund are Robert C. Doll, Jr., Bruce Bartlett and Diane L. Sobin and the portfolio manager for Global Securities Fund is William Wilby.

3. The fifth, sixth and seventh sentences in the paragraph entitled "How the Funds are Managed - Portfolio Managers" are revised to read as follows:

     The Portfolio Manager of Global Securities Fund is William Wilby. He is a Senior Vice President of the Manger and, as of December 4, 1995, is the person principally responsible for the day-to-day management of the Fund's portfolio. During the past five years, Mr. Wilby has also served as an officer and portfolio manager for other Oppenheimer funds, prior to which he was an international investment strategist at Brown Brothers Harriman & Co., and a Managing Director and Portfolio Manager at AIG Global Investors.

     The seventeenth, eighteenth, nineteenth and twentieth sentences of that same paragraph are revised to read as follows:

     The Portfolio Managers of Growth & Income Fund are Robert C. Doll, Jr., Bruce Bartlett and Diane L. Sobin. They will be the persons principally responsible for the day-to-day management of that Fund after its inception in July, 1995. Each of the Growth & Income Fund Portfolio Managers are officers of other OppenheimerFunds. Mr. Doll is an Executive Vice President and Director of Equity Investments of the Manager. During the past five years, Mr. Bartlett, a Vice President of the Manager, was previously a Vice President and Senior Portfolio Manager with First of America Investment Corporation. During the past five years, Ms. Sobin, a Vice President of the Manager, was previously a Vice President and Senior Portfolio Manager with Dean Witter InterCapital, Inc.

December 4, 1995                                        PS0600.006